SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 16, 2007


                              STATION CASINOS, INC
                              --------------------
             (Exact name of registrant as specified in its charter)


      Nevada                          000-21640                88-0136443
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)

2411 West Sahara Avenue, Las Vegas, Nevada                     89102
--------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (702) 367-2411
                                                    ----------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

         On February 16, 2007, Green Valley Ranch Gaming, LLC, a 50/50 joint venture between a wholly-owned subsidiary of Station Casinos, Inc. and GCR Gaming, LLC, entered into a new $830 million credit facility (the "Green Valley Facility"). The Green Valley Facility consists of a $550 million first lien term loan due February 2014, a $250 million second lien term loan due August 2014 and a $30 million revolver due February 2012. Proceeds from the Green Valley Facility were used to repay outstanding borrowings under the joint venture's previous revolving facility and term loan and to fund a distribution of $285 million to each of the joint venture members.

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Station Casinos, Inc.



Date:    February 22, 2007          By: /s/ Glenn C. Christenson
                                        ----------------------------------------
                                        Glenn C. Christenson
                                        Executive Vice President, Chief
                                        Financial Officer, Chief Administrative
                                        Officer and Treasurer